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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8 - K

                             ----------------------

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 14, 2000


                             STC BROADCASTING, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       333-29555                                         75-2676358
       ---------                                         ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)


         720 2nd Avenue South
        St. Petersburg, Florida                            33701
        -----------------------                            -----
(Address of Principal Executive Offices)                 (Zip Code)


                                 (727) 821-7900
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         On March 14, 2000, the Company entered into a Termination Agreement with Sinclair Broadcast Group, Inc. thereby ending the Company's plan to acquire WICS-TV/WICD-TV in the Champaign-Springfield, Illinois television market and KGAN-TV in the Cedar Rapids, Iowa television market (the Sinclair Stations)for $81.0 million in cash. As disclosed in the Company's most recently filed 10-K for the year ended December 31, 1999, the purchase from Sinclair was conditioned on the receipt of governmental approvals by March 16, 2000. The approval by the Antitrust Division of the United States Department of Justice
(DOJ) was not received on a timely basis. Attempts were made to comply with various requests of the DOJ, compromises were offered on numerous occasions to the DOJ and offers the Company deemed reasonable were unacceptable to the DOJ.

         The Company anticipates that it will incur a one time charge of approximately $0.850 million in the first quarter related to its efforts to purchase the Sinclair Stations, respond to the information requested by the DOJ, its extended negotiation with the DOJ, and the Company's subsequent effort to remarket the WICS-TV/WICD-TV stations in an attempt to reach a reasonable compromise with the DOJ.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         None

(b)      Pro Forma Financial Information.

         None

(c)      Exhibits.

2.1 Purchase Agreement by and among Sinclair Communications, Inc. and STC Broadcasting, Inc. dated March 16, 1999 (1)

10.1 Termination Agreement dated as of March 14, 2000 by and among Sinclair Communications, Inc. and STC Broadcasting, Inc. (2)



(1) Incorporated by reference to the Form 10-K of STC Broadcasting, Inc. for the year ended December 31, 1998.

(2)      Filed Herewith



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                                  SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   STC BROADCASTING, INC.

Date: March 22, 2000                               By: /s/ David A. Fitz
                                                       ------------------------
                                                   David A. Fitz
                                                   Senior Vice President and
                                                   Chief Financial Officer




















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